Exhibit 32

OFFICER’S CERTIFICATION PURSUANT TO 906
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBNES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Electronic Systems Technology Inc. (the "Company") on Form 10QSB for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tom L. Kirchner, Chief Executive Officer of the Company, and I, Jon Correio, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and
    The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ TOM KIRCHNER	/s/ JON CORREIO
Tom L. Kirchner	Jon Correio
Chief Executive Officer	Chief Financial Officer
Date: November 9, 2007	Date: November 9, 2007